                                                                   EXHIBIT 10.27


                                AMENDMENT # 2 TO
                     MAJOR ACCOUNT LICENSE AGREEMENT BETWEEN
                      GE MEDICAL SYSTEMS AND SELECTICA INC.

This Amendment #2 ("Amendment #2") to the Major Account License Agreement between GE Medical Systems and Affiliates ("Customer") and Selectica Inc. ("SELECTICA") dated June 28, 2002 (the "Agreement"), is made as of the date of signature by the last signing party (the "Effective Date") by and among Customer and SELECTICA.

                                     RECITAL

On June 28,2002, Customer and SELECTICA entered into the Agreement by which SELECTICA is to provide certain Software. The parties to the Agreement now wish to amend the Agreement as follows by executing this Amendment #2.

                                    AGREEMENT

1. Exhibit A, of the Agreement, shall be deleted in its entirety and replaced with the following:

                                    EXHIBIT A

                    DESCRIPTION OF SOFTWARE AND DOCUMENTATION

                Licensed Product                  Licensed Users/Seats
                ----------------                  --------------------
         ACE Enterprise Professional Edition           Unlimited

         ACE Studio                                       500

         ACE Application Data Manager                  Unlimited

         ACE Mobile Professional Edition                 7500

         ACE Pricer                                    Unlimited

         ACE Enterprise Data Translator for            Unlimited
         Oracle (tool for converting bill
         of materials into knowledgebases)

         ACE Connectors to CrossWorlds                 Unlimited
         and Oracle

         ACE Repository                                Unlimited

2. Exhibit B, Section 1, Paragraph 2 (Software License Table) of the Agreement, shall be deleted to its entirety and replaced with the following:


            Licensed Product                Licensed Users/Seats   Additional Users/Seats
            ----------------                --------------------   ----------------------

      ACE Enterprise Professional Edition        Unlimited                  N/A

      ACE Studio                                    500                $150 per seat

      ACE Application Data Manager               Unlimited                  N/A

      ACE Mobile Professional Edition               7500                $40 per user

      ACE Pricer                                 Unlimited                  N/A

      ACE Enterprise Data Translator for         Unlimited                  N/A
      Oracle (tool for converting bill
      of materials into knowledgebases)

      ACE Connectors to CrossWorlds              Unlimited                  N/A
      and Oracle

      ACE Repository                             Unlimited                  N/A

      ACE ADK                                    Unlimited                  N/A

3.    Miscellaneous

All other terms and conditions of the Agreement, including exhibits and schedules remain unchanged.

This Amendment #2 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, this Amendment will prevail in all respects.

IN WITNESS WHEREOF, the parties have caused this Amendment #2 to the Agreement to be duly signed and authorized.

GE Medical Systems                            SELECTICA, INC.
(CUSTOMER)                                    (SELECTICA)

By: /s/ Gloria Lewis                          By: /s/ Stephen Bennion
    -----------------------------                 -----------------------------

Name: Gloria Lewis                            Name: Stephen Bennion
      ---------------------------                   ---------------------------

Title: Global Sourcing Leader                 Title: CFO
       --------------------------                    --------------------------

Address:                                      Address:
         ------------------------                      ------------------------


---------------------------------             ---------------------------------

Date: 10/08/02                                Date: 10/08/02
      ---------------------------                   ---------------------------